UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 19, 2011
NOBLE CORPORATION
(Exact name of registrant as specified in its charter)

Switzerland	000-53604	98-0619597

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Dorfstrasse 19A Baar, Switzerland	6340

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 41 (41) 761-65-55
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition.
On October 19, 2011, Noble Corporation (the “Company”) issued a press release announcing its financial results for the three and nine months ended September 30, 2011. A copy of such press release is included as Exhibit 99.1 and will be published in the “Newsroom” area on the Company’s web site at http://www.noblecorp.com.
Pursuant to the rules and regulations of the Securities and Exchange Commission, the press release is being furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.
ITEM 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit 99.1	Noble Corporation Press Release dated October 19, 2011, announcing the financial results for the three and nine months ended September 30, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE CORPORATION
Date: October 19, 2011	By:	/s/ David W. Williams
David W. Williams
Chairman, President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Noble Corporation Press Release dated October 19, 2011, announcing the financial results for the three and nine months ended September 30, 2011.